SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12
AMERITRADE HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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	(1)	Title of each class of securities to which transaction applies:
Common Stock

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Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
This filing consists of a presentation by Ameritrade Holding Corporation at an investment advisor conference on October 26, 2005.

Joe Moglia, Chief Executive Officer - Ameritrade Holding Corp. October 26, 2005 Delivering on our Strategy TD Ameritrade PowerSource 2005

Safe Harbor Statement This presentation contains forward-looking statements that involve risks and uncertainties. For example, statements related to realization of the company's strategy, the service offerings of the combined company, credit and interest rate risk associated with the transaction, cost and revenue synergies, the accretive nature of the transaction, the financial and operational performance of the combined company, industry rankings, execution of integration plans, management and organizational structure, timing of the closing, future consolidation and growth, and future stock buybacks, acquisitions and dividends, are all forward-looking statements. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that the parties are unable to transition clients, successfully execute their integration strategies, or achieve planned synergies; that the parties are unable to accurately forecast the anticipated financial results of the combined company; that the combined company is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that the combined company is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade's most recent Form 10-K and 10-Q. Ameritrade, Inc., member NASD/SIPC, is a subsidiary of Ameritrade Holding Corporation. Ameritrade and Ameritrade logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. (c) 2005 Ameritrade IP Company, Inc. All rights reserved. Used with permission. TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp. are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.

FY 03 0.32 FY 04 0.64 FY 05 0.81 FY 06 $1.02 $0.32 $0.83 $0.64 $0.81 Strong EPS Growth Orange dotted lines indicate Company's earnings guidance.

Net Income Annualized Qtr ROE $5.8M 6% $96.5M 25.1% 1564% 318% Market Cap $1.0B $8.7B 770% Expenses Excluding Advertising(1) $73.4M $95.9M 31% Average Client Trades/Day 74K 146K 97% Net Revenues $100.3M $274.3M 173% (1) See attached reconciliation of financial measures. June 2002 was prior to the merger with Datek. Qtr Ended Jun 02 Sept 05 Change Power of Operating Leverage and Scalability

TD Ameritrade - A Powerful Combination RIA Long-term Investors Active Traders AMTD TDW USA Entrenched strong player Leverage platform with larger client base Amerivest New client base, suite of products, branch network, WICs, bank access Entrenched strong player Adds accounts and trades Adds assets and asset- based revenues Adds advisors, assets and asset-based revenues Strengthens core business, accelerates growth & expands earnings

Combined Operating Metrics As of or for the quarter ended March 2005 ($ in Billions) Ameritrade metrics adjusted for the sale of Ameritrade Canada (1) Client credit balances and money market funds (2) Qualified accounts are all open client accounts with a total liquidation value of $2,000 or more, except Clearing accounts. (3) Total accounts for Ameritrade are all open client accounts (funded and unfunded), except Clearing accounts. (4) Total accounts for TD Waterhouse U.S.A. are all funded and unfunded client accounts. TD Ameritrade (As Adjusted)

AMERITRADE
Holding Corporation

New Franchise Strength

Trading Volume


TD Ameritrade
29%
Ameritrade
20%
TDW USA
9%
Fidelity Online
14%
Schwab
26%
E*TRADE
14%
Scottrade
13%
Brown
4%

Client Assets


TD Ameritrade
12%
Ameritrade
4%
TDW USA
8%
Scottrade
2%
E*TRADE
7%
Fidelity Online
23%
Schwab
56%

Source: Company reports.
Trades are for the quarter ended 6/05 and Client Assets are as of 6/05.

- Trading volume for E*Trade consists of retail daily average revenue trades, which excludes professional trades; assets and trades pro forma for Harris*direct*.
- Trading volume for Schwab consists of daily average revenue trades, which includes all client trades that generate commission revenue or revenue from principal mark-ups (i.e., fixed income), including trades of equities, options, fixed income securities, and mutual funds that generate transaction fees, and excluding Mutual Fund OneSource trades and other asset-based trades.
- Trading volume for Ameritrade and TD Waterhouse USA consists of average daily trades, which includes all client trades of equities, options, mutual funds and debt instruments.

7

Additional Information and Where to Find it In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

Reconciliation of Financial Measures